SPACEDEV, INC.

AMENDMENT TO THE

STOCKHOLDER AGREEMENT

This Amendment (the “Amendment”) to the Stockholder Agreement dated September 14, 2007 (the “Agreement”) is made as of December 12, 2007 by and among SpaceDev, Inc., a Delaware corporation (the “Company”) and the stockholders listed on Exhibit A to the Agreement (the “Stockholders”).  Capitalized terms which are not otherwise defined shall have the same meaning as in the Agreement.

Recitals

Whereas, the Stockholders hold 7,095,566 shares (the “Prior Shares”) of the Company’s common stock, $.0001 par value per share (the “Common Stock”) and are parties to the Agreement.

Whereas, the Stockholders are purchasing 877,563 shares of the Company’s Common Stock (the “Current Shares” and collectively with the Prior Shares, the “Shares”) pursuant to a Stock Purchase Agreement dated as of the date hereof (the “Purchase Agreement”).

Whereas, the Stockholders hold at least a majority of the Prior Shares and desire to amend the Agreement to conform certain rights under the Agreement to the rights provided to Loeb Partners Corporation under the Stockholder Agreement dated November 29, 2007 and to add the Current Shares as Shares under the Agreement.

Agreement

Now, Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

1.  The definition of Shares in the Agreement is hereby amended to mean both the Prior Shares and the Current Shares.

2.  Section 4.1 of the Agreement is hereby amended and restated in its entirety as follows:

“4.1           General.

(a)  Each Stockholder agrees not to make any disposition of all or any portion of the Shares issued pursuant to the Purchase Agreement unless and until:

(i)  there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii)  (A) the transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Stockholder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Stockholder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

(b)  Notwithstanding the provisions of subsection (a) above, no such restrictions shall apply to a transfer by a Stockholder that is (A) corporation transferring to any Affiliate or other affiliated entity, including, without limitation, any subsidiary or parent corporation, or affiliated partnership or limited liability company, (B) a limited liability company transferring to Affiliates, its members or former members in accordance with their interest in the limited liability company or (C) any other form of entity transferring to Affiliates; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he, she or it were the original Stockholder hereunder.

(c)  Each certificate representing Shares shall be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCKHOLDER AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE COMPANY.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(d)  Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

(e)  The Company shall be obligated to reissue promptly unlegended certificates at the request of a Stockholder, if such Stockholder shall have obtained an opinion of counsel reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.”

3.  Section 5.3(a) of the Agreement is hereby amended and restated in its entirety as follows:

(a)  “Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act; and”

4.  Section 5.4 of the Agreement is hereby amended and restated in its entirety as follows:

“5.4           Registration Rights.

(a)  Demand Registration.

(i)  If the Company shall receive a written request from the holders (the “Initiating Holders”) of a majority of the Shares purchased by the Stockholder from the Company pursuant to the Purchase Agreement that the Company file a registration statement under the Securities Act covering the registration of such Shares, then the Company shall, within thirty (30) days of the receipt thereof, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all such Shares.

(ii)  The Company shall not be required to effect a registration pursuant to this Section 5.4(a):

(A)  prior to first anniversary of the date of this Agreement;

(B)  after the Company has effected one registration pursuant to this Section 5.4(a), and such registration has been declared or ordered effective;

(C)  during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of a registration statement pertaining to a public offering of Company Common Stock by the Company, provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

(D)  if within thirty (30) days of receipt of a written request from the Initiating Holders, the Company gives notice to the Initiating Holders of the Company’s intention to file a registration statement pertaining to a public offering of Company Stock by the Company within ninety (90) days;

(E)  if the Company shall furnish to the Initiating Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than twice in any twelve (12) month period; or

(F)  in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(iii)  The Company shall use all commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Initiating Holders, keep such registration statement effective so long as the participating Stockholders continue to beneficially own, in the aggregate, in excess of an aggregate of 4.99% of the Company’s issued and outstanding Common Stock.  Notwithstanding the foregoing, at any time, upon written notice to the participating Stockholders and for a period not to exceed sixty (60) days thereafter (the “Suspension Period”), the Company may delay the effectiveness of any registration statement or suspend the use or effectiveness of any registration statement (and the participating Stockholders hereby agree not to offer or sell any Shares pursuant to such registration statement during the Suspension Period) if the Company’s Board of Directors, upon the written advice of counsel, reasonably believes that the Company may, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development the disclosure of which could reasonably be expected to have a material adverse effect upon the Company and its stockholders, a potentially significant transaction or event involving the Company, or any negotiations, discussions, or proposals directly relating thereto.  In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period.

(b)  Piggyback Registrations.

(i)  The Company shall notify the Stockholders in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, without limitation, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Stockholder an opportunity to include in such registration statement all or part of such Shares held by such Stockholder.  Each Stockholder desiring to include in any such registration statement all or any part of the Shares held by it shall, within ten (10) days after the above-described notice from the Company, so notify the Company in writing and the Company shall include in such registration statement all or any part of such Shares such Stockholder requests to be registered to the extent the Company may do so without violating registration rights of others which exist as of the date of this Agreement.  If a Stockholder decides not to include all of its Shares in any registration statement thereafter filed by the Company, such Stockholder shall nevertheless continue to have the right to include any Shares in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(ii)  If the registration statement under which the Company gives notice under this Section 5.4(b) is for an underwritten offering, the Company shall so advise the Stockholders.  In such event, the right of any such Stockholder to be included in a registration pursuant to this Section 5.4(b) shall be conditioned upon such Stockholder’s participation in such underwriting and the inclusion of such Stockholder’s Shares in the underwriting to the extent provided herein.  All Stockholders proposing to distribute their Shares through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.  Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to any stockholder of the Company (other than the Stockholders and Loeb) that is entitled to piggyback registration rights pursuant to agreements in effect on the date hereof, on a pro rata basis and third, to Loeb and any Stockholders parri passu on a pro rata but only as to the shares and the shares of Company Common Stock entitled to piggyback registration rights under the Loeb Agreement.  If any Stockholder disapproves of the terms of any such underwriting, such Stockholder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement.

(iii)  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 5.4 prior to the effectiveness of such registration whether or not any Stockholder has elected to include securities in such registration.”

5.  Section 6.5(b) of the Agreement is hereby amended and restated in its entirety as follows:

(b)           “stock issued or issuable pursuant to any rights or agreements, options, warrants or convertible securities outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements after the date of this Agreement; provided that the preemptive rights established by this Section 6 applied with respect to the initial sale or grant by the Company of such rights or agreements, options, warrants or convertible securities;”

6.  Waiver of Preemptive Rights.  The Purchasers hold a majority of the shares of Company Common Stock under the Agreement and have the right to waive any provision under the Agreement.  By executing this Amendment, such Purchasers hereby waive the preemptive rights established under Section 6 of the Agreement as to the issuance of 3,750,000 shares of Company Common Stock to Loeb Partners Corporation, including any notice provisions.  This waiver shall not apply to any other issuance of Equity Securities under the Agreement other than the issuance of the Shares.

7.  All other provisions of the Agreement shall remain in full force and effect.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Stockholder Agreement on the date first written above.

SpaceDev, Inc.

By:          /s/ Richard B. Slansky

Name:  Richard B. Slansky

Title:  President and Chief Financial Officer

Stockholders:

OHB Technology AG

By:            /s/ Marco Fuchs

Name:  Marco Fuchs

Title:  Chief Executive Officer

By:           /s/ Manfred Fuchs

Name:  Prof. Manfred Fuchs

Title:  Chief Operating Officer

MT Aerospace AG

By:            /s/ Hans Steininger

Name:  Hans Steininger

Title:  Chief Executive Officer

By:            /s/ Wolfgang Rödig

Name:  Wolfgang Rödig

Title:  Chief Operating Officer

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